EXHIBIT 10.4

                          TRADEMARK SECURITY AGREEMENT

         TRADEMARK SECURITY AGREEMENT (this "SECURITY AGREEMENT"), dated as of November 9, 2004, by and between TAG-IT PACIFIC, INC., a Delaware corporation ("DEBTOR"), in favor of the Secured Parties identified on the Signature Page to this Agreement and party to the Subscription Agreements referred to below (such Secured Parties and their respective successors, endorsees, transferees and
assigns,   individually,   a  "SECURED  PARTY"  and  collectively  the  "SECURED
PARTIES").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Subscription Agreement between Debtor and each Secured Party (as the same may from time to time be amended, modified, or supplemented, each a "SUBSCRIPTION AGREEMENT" and collectively, the "SUBSCRIPTION AGREEMENTS"), each Secured Party has agreed to make a loan (collectively, the "CONVERTIBLE NOTE Loans") to Debtor; and

         WHEREAS, Debtor owns, or in the case of licenses is a party to, the Trademark Collateral (as defined below);

         WHEREAS, each Secured Party is willing to make a Convertible Note Loan but only upon the condition, among others, that Debtor shall have executed and delivered this Security Agreement to the Secured Parties for the ratable benefit of the Secured Parties.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

         1. GRANT OF SECURITY INTEREST. Debtor hereby grants to the Secured Parties, for the ratable benefit of the Secured Parties, to secure the Debtor's Obligations (as defined below), a continuing security interest in all of the Debtor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "TRADEMARK COLLATERAL"), whether now owned or existing or hereafter acquired or arising:

                  (i) the name and trademark "TALON" and all marks and logos which incorporate the trademark "TALON" owned by the Debtor, all derivatives of the marks, and all applications and registrations in the United States Patent and Trademark Office with respect to the marks, including, but not limited to, those applications and registrations more particularly described in SCHEDULE I hereto, and all of the goodwill of the business connected with the use of, or symbolized by, any of the foregoing (the "TRADEMARKS"); and

                  (ii) all proceeds of and revenues from the Trademarks, including, without limitation, all proceeds of and revenues from any claim by the Debtor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, the Trademark, or for injury to the goodwill associated with the Trademarks (the "PROCEEDS").

         As used herein, "DEBTOR'S OBLIGATIONS" means (i) all of the unpaid principal amount of, and accrued interest on, the promissory notes evidencing the Convertible Note Loans (the "NOTES"); (ii) all fees and costs owing by Debtor under the Subscription Agreements to any Secured Party; and (iii) all other indebtedness, liabilities and obligations of Debtor to any Secured Party, whether now existing or hereafter incurred, created under, arising out of, or in connection with the Subscription Agreements, the Notes or this Security Agreement.

         2.       REPRESENTATIONS,   WARRANTIES  AND  COVENANTS.  Debtor  hereby
represents, warrants and covenants that:

                  2.1 OWNERSHIP; RIGHT TO USE. Except for liens on the Trademark Collateral in existence on the date hereof, Debtor is the sole owner of, or in the case of licenses is a party to, the Trademark Collateral in which it purports to grant a security interest hereunder. Debtor has the right to use the registered Trademarks in connection with the sale of zippers and zipper components in the United States without interfering with, infringing upon, misappropriating or otherwise violating the intellectual property rights of any other person.

                  2.2 INDEMNIFICATION. In any suit, proceeding, or action brought by any Secured Party, or against any Secured Party by a third party, relating to or arising from any of the Trademark Collateral, Debtor will save, indemnify, and keep each Secured Party harmless from and against all expense, loss, or damage of whatsoever nature arising out of or relating in any way to this Agreement (including without limitation any misrepresentation in, or breach of, any representation, warranty or covenant of Debtor contained in this Agreement) or any action hereunder.

                  2.3 CONTINUOUS PERFECTION. Debtor will not change its name, identity, or corporate structure in any manner that might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of section 9507 of the California Uniform Commercial Code ("UCC") (or any other then applicable provision of the UCC) or rendered ineffective or cause the security interests granted herein to become unperfected as a result of such removal or change, unless Debtor shall have given Secured Parties at least fifteen (15) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Secured Parties to amend such financing statement or continuation statement so that it is not seriously misleading or rendered ineffective or unperfected.

                  2.4 FURTHER ASSURANCES. The Debtor shall at its expense do, file, record, make, execute and deliver all such acts, notices, instruments, statements or other documents as the Secured Parties may reasonably request (which request may be oral or in writing) to register in the name of the Secured Parties, perfect, preserve or otherwise protect the security interest of the Secured Parties in the Trademark Collateral, or any part thereof under the UCC or with the United States Patent and Trademark Office or to give effect to the rights, powers and remedies of the Secured Parties under this Agreement.


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


                  2.5 NO ABANDONMENT. Debtor shall not abandon use of the word mark "TALON" in connection with the sale of zippers and zipper components in the United States without prior written notice to the Secured Parties.

         3. APPOINTMENT AS ATTORNEY-IN-FACT. Debtor irrevocably constitutes and appoints the Secured Parties and each of them, and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Debtor or in the Secured Parties' name, from time to time, in the Secured Parties' discretion, so long as any event of default (as defined in the Notes) shall have occurred and be continuing under the Notes, to take with respect to the Trademark Collateral any and all appropriate action which the Debtor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Security Agreement and to accomplish the purposes hereof.

         4. PERFORMANCE BY SECURED PARTIES OF DEBTOR'S OBLIGATIONS. If Debtor fails to perform or comply with any of its agreements contained herein and Secured Parties, as provided for by the terms of this Security Agreement, shall themselves perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Secured Parties incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Convertible Note Loans, shall be payable by Debtor to the Secured Parties, for the ratable benefit of all Secured Parties, on demand and shall constitute Debtor's Obligations secured hereby.

         5.       REMEDIES, RIGHTS UPON DEFAULT.

                  5.1 If any default or event of default shall occur and be continuing under the Notes or hereunder, Secured Parties may, and shall at the request of Secured Parties holding a majority in the principal amount of Notes then outstanding, exercise in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing, or relating to the Debtors Obligations, all rights and remedies of a secured party under the UCC or under applicable law. Without limiting the generality of the foregoing, Debtor expressly agrees that in any such event Secured Parties, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Debtor or any other person (all and each of which demands, advertisements, and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate, and realize upon the Trademark Collateral, or any part thereof, and/or may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver such Trademark Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Secured Party's offices or elsewhere at such price as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Secured Parties shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of such Trademark Collateral so sold, free of any right or equity of redemption, which equity of redemption Debtor hereby releases. Secured Parties shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, or sale, as provided in Section 5.4 hereof, Debtor remaining liable for any deficiency remaining unpaid after


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


such application. Only after so paying over such net proceeds and after the payment by Secured Parties of any other amount required by any provision of law, including section 9615(a)(3) of the UCC, need Secured Parties account for the surplus, if any, to Debtor. To the maximum extent permitted by applicable law, Debtor waives all claims, damages, and demands against Secured Parties arising out of the repossession, retention, or sale of the Trademark Collateral except such as arise out of the gross negligence or willful misconduct of any Secured Party. Debtor agrees that Secured Parties need not give more than twenty (20) days' notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to Debtor at its address referred to in SECTION 9 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Trademark Collateral are insufficient to pay all amounts to which Secured Parties are entitled, Debtor also being liable for the fees of any attorneys employed by Secured Parties to collect such deficiency.

                  5.2 Debtor also agrees to pay all costs of Secured Parties, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

                  5.3 Debtor hereby waives presentment, demand, protest, or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Trademark Collateral.

                  5.4 The proceeds of any sale, disposition, or other realization upon all or any part of the Trademark Collateral shall be distributed by Secured Parties in the following order: first to payment in full of all the Debtor's Obligations and then to pay to the Debtor, or its representatives or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

         6. GRANT OF LICENSE TO USE TRADEMARK COLLATERAL. For the purpose of enabling Secured Parties to exercise rights and remedies under Section 5.1 hereof at such time as Secured Parties, without regard to this Section 6, shall be lawfully entitled to exercise such rights and remedies, Debtor hereby grants to the Secured Parties, for the ratable benefit of all Secured Parties, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Debtor) to use, license, or sublicense the Trademarks. In the exercise of their rights under this Section 6, the Secured Parties, and each of them, agree to comply with the quality specifications and controls specified by Debtor from time to time with respect to products bearing the Trademarks.

         Unless an event of default under the Notes or this Agreement shall have occurred and be continuing and the Secured Parties notify the Debtor that its right to do so is terminated, suspended or otherwise limited, the grant of the security interest on the Trademarks shall not preclude the Debtor from entering into any trademark license in a manner that is in the ordinary course of the Debtor's business and consistent with the Debtor's historical practices.


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


         7. RIGHT TO APPOINTMENT OF AGENT FOR SECURED PARTIES; LIMITATION ON AGENT'S DUTY IN RESPECT OF COLLATERAL; ACTS OF SECURED PARTIES.

                  7.1 Holders of a majority in principal amount of Notes then outstanding may at any time appoint one of them to act as agent ("AGENT") for the Secured Parties herein and to take all action and receive all notices that the Secured Parties take or receive hereunder. In such case, Debtor may rely without investigation, on the authority of such Agent to act hereunder. If an Agent is so appointed hereunder, Agent, or any successor thereof, shall be entitled to the benefits of, the Subscription Agreements. Agent shall be obligated and shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Trademark Collateral) solely in accordance with this Security Agreement and the Subscription Agreements, and Secured Parties shall be bound thereby. Agent shall not have any duty as to any Trademark Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that Agent shall use reasonable care with respect to the Trademark Collateral under its control. Furthermore, neither Agent nor any of its officers, directors, agents, or employees shall be liable for any action taken or omitted by any of them hereunder or in connection with the Notes, unless caused by it or their gross negligence or willful misconduct. Upon request of the Debtor, Agent shall account for any moneys received by it in respect of any foreclosure on or disposition of the Trademark Collateral.

                  7.2 All acts or omissions of the Secured Parties taken hereunder shall be authorized by the holders of a majority in principal amount of Notes then outstanding and Secured Parties may evidence approval of such acts or omissions by a written consent signed by the Secured Parties of a majority in principal amount of Notes or by written minutes of a meeting of the Secured Parties who hold a majority in principal amount of Notes wherein such Secured Parties approved the acts or omissions in question. Debtor may rely on all acts, statements, notices or omissions of Secured Parties as having been duly approved by the Secured Parties.

                  7.3 In the event the Secured Parties appoint an Agent as permitted under this Section 7, Debtor hereby irrevocably constitutes and appoints Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Security Agreement.

         8. AGREEMENT TO SUBORDINATE TO SENIOR INDEBTEDNESS. Secured Parties hereby agree that if the Debtor desires to incur additional secured indebtedness ("SENIOR INDEBTEDNESS") the Secured Parties shall (i) consent to the incurrence of such Senior Indebtedness, and (ii) subordinate their right to payment of the Debtor's Obligations to the prior payment in full of the Senior Indebtedness, and subordinate their prior rights in the Trademark Collateral to the holders of Senior Indebtedness, and otherwise enter into an intercreditor agreement on terms reasonably requested by the holder of Senior Indebtedness; provided that (W) the holder of such Senior Indebtedness is one or more banks or other financial institutions, (X) the maximum principal


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


amount of all the Senior Indebtedness shall never exceed $10,000,000, (Y) the aggregate amount of Senior Indebtedness to which Secured Parties are required to subordinate their rights in the Trademark Collateral shall never exceed $10,000,000, and (Z) the Secured Parties shall not be obligated to subordinate their rights to receive payment of the Debtor's Obligations to the prior payment of the Senior Indebtedness unless and until the occurrence of, and then only for the continuation of, an event of default under the Senior Indebtedness.

         9. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy, and confirmed by telecopy answerback addressed as follows:

                  (a) If to Secured Parties, to each Secured Party's principal business address specified on the Signature Page hereto

                  (b)      If to Debtor, to it at:

                           Tag-It Pacific, Inc.
                           21900 Burbank Blvd., Suite 270,
                           Woodland Hills, California 91367

                      With a copy to:

                           Stubbs Alderton & Markiles, LLP
                           15821 Ventura Boulevard, Suite 525
                           Encino, California 91436
                           Attn:  John McIlvery
                           Facsimile Number: (818) 474-8602

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied, and confirmed by telecopy answerback, or three (3) business days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration, or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration, or other communication.

         10. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any


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such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11. NO WAIVER; CUMULATIVE REMEDIES. No Secured Party shall by any act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Secured Parties, and then only to the extent therein set forth. A waiver by Secured Parties of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Parties would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Secured Parties, any right, power, or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified, or amended except by an instrument in writing, duly executed by Secured Parties and, where applicable by the Debtor.

         12.      SUCCESSORS AND ASSIGNS; GOVERNING LAW.

                  12.1 This Security Agreement and all obligations of Debtor hereunder shall be binding upon the successors and assigns of Debtor, and shall, together with the rights and remedies of Secured Parties hereunder, inure to the benefit of Secured Parties, all future holders of the Notes and their respective successors and assigns. No sales of participations, other sales, assignments, transfers, or other dispositions of any agreement governing or instrument evidencing the Debtor's Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to the Secured Parties, for the ratable benefit of all Secured Parties, hereunder.

                  12.2 THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO THE PROVISIONS THEREOF RELATING TO CONFLICT OF LAWS.

         13. USE AND PROTECTION OF TRADEMARK COLLATERAL. Notwithstanding anything to the contrary contained herein, unless a default or event of default under the Notes or this Agreement has occurred and is continuing, Secured Parties shall from time to time execute and deliver, upon the written request of Debtor, any and all instruments, certificates, or other documents, in the form so requested, necessary or appropriate in the judgment of Debtor to permit Debtor to continue to exploit, license, use, enjoy, and protect the Trademark Collateral.

         14. WAIVER OF JURY TRIAL. Debtor waives all right to trial by jury in any action or proceeding to enforce or defend any rights or remedies hereunder, or under the Subscription Agreements, or relating to each of the foregoing.

         15. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.


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         IN WITNESS WHEREOF, each of the parties hereto has caused this Security
Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                                      Tag-It Pacific, Inc.,
                                      a Delaware corporation

                                      By:      /s/ Colin Dyne
                                               ---------------------------------
                                      Name:    Colin Dyne
                                      Title:   Chief Executive Officer

Accepted and acknowledged
by Secured Parties:


THE PINNACLE FUND, L.P.

By:      /s/ Barry M. Kitt
         --------------------------------------------
Name:    Barry M. Kitt
Title:   Sole Member, Pinnacle Fund Management, LLC,
         the GP of Pinnacle Advisers, LP, the GP of
         The Pinnacle Fund, LP

Address: 4965 Preston Pk., #240
         Plano, TX 75093
         Attn:  Barry Kitt

WESTPARK CAPITAL, L.P.

By:      /s/ P.J. Brosnahan
         --------------------------------------------
Name:    Patrick J. Brosnahan
Title:   General Partner

Address: 4965 Preston Pk., #240
         Plano, TX 75093
         Attn:  Pat Brosnahan

FLYLINE HOLDINGS LIMITED

By:      /s/ W. Forrest Tempel
         --------------------------------------------
Name:    W. Forrest Tempel
Title:   Director

Address: 115 W. 2nd Street, #103
         Ft. Worth, TX 76102
         Attn: Frosty Tempel

                     (SIGNATURE CONTINUE ON FOLLOWING PAGE)


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


RITCHIE MAPLE TRADING, LTD.

By:      /s/ James R. Park
         --------------------------------------------
Name:    James R. Park
Title:   VP, Ritchie Capital Management, LLC,
         Sub-Advisor to Ritchie Maple Trading, Ltd.

Address: 115 W. 2nd Street, #103
         Ft. Worth, TX 76102
         Attn: Frosty Tempel

ATLAS CAPITAL MASTER FUND

By:      Atlas Capital Offshore Fund, Ltd.

         /s/ Robert H. Alpert
         --------------------------------------------
         Robert H. Alpert, Director

By:      Atlas Capital, L.P., its General Partner

         By:  RHA, Inc., its General Partner

         /s/ Robert H. Alpert
         --------------------------------------------
         Robert H. Alpert, President

Address: 100 Crescent Court, #880
         Dallas, TX 75201
         Attn: Robert Alpert

ATLAS CAPITAL (Q.P.), L.P.

By:      Atlas Capital Management, L.P., its General Partner

         By:  RHA, Inc., its General Partner

         /s/ Robert H. Alpert
         --------------------------------------------
         Robert H. Alpert, President

Address: 100 Crescent Court, #880
         Dallas, TX 75201
         Attn: Robert Alpert

ACM PARTNERS, L.P.

By:      Atlas Capital Management, L.P., its General Partner

         By:  RHA, Inc., its General Partner

         /s/ Robert H. Alpert
         --------------------------------------------
         Robert H. Alpert, President

Address: 100 Crescent Court, #880
         Dallas, TX 75201
         Attn: Robert Alpert

                     (SIGNATURE CONTINUE ON FOLLOWING PAGE)


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


SOUTHWELL PARTNERS, L.P.

By:      /s/ Wilson Jaeggli
         --------------------------------------------
Name:    Wilson S. Jaeggli
Title:   Managing Director

Address: 1901 N. Akard Street
         Dallas, TX 75201
         Attn:  Wilson Jaeggli


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


STATE OF CALIFORNIA                  )

                                     ) ss:
COUNTY OF LOS ANGELES                )

         I, Paul A. Lenz, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Colin Dyne, Chief Executive Officer of Tag-It Pacific, Inc. (the "Company"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Chief Executive Officer, appeared before me this day in person and acknowledged that he signed, executed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

         GIVEN under my hand and Notarial Seal this 9th day of November, 2004.



[Seal]

/s/ Paul A. Lenz
-----------------------------

Signature of notary public
My Commission expires 8-3-08

                                   SCHEDULE 1
                                       TO
                          TRADEMARK SECURITY AGREEMENT

                              REGISTERED TRADEMARKS

TRADEMARK                         SERIAL NUMBER              INTERNATIONAL CLASS
-----------------------           -------------              -------------------
TALON                                243,746                         026
                                   06/26/1930

TALON                                501,162                         024
                                   07/27/1948

TALON                                501,774                         025
                                   08/24/1948

TALON                                501,776                     021 and 022
                                   08/24/1948

TALON & Design                       501,465                         026
                                   08/10/1948

TALON (Stylized)                     501,057                         06
                                   07/20/1948

TALON (Stylized)                     501,980                         06
                                   09/07/1948

TALON (Stylized)                     856,635                         23
                                   09/10/1968

TALON ZEPHYR (Stylized)              722,493                         26
                                   10/10/1961

                             TRADEMARK APPLICATIONS

TRADEMARK                         SERIAL NUMBER                    CLASS
-----------------------           -------------             -------------------
TALON                                76436516               IC 026; US 037, 039,
                                                            040, 042, 050

TALON.COM                            76436519               IC 026; US 037, 039,
                                                            040, 042, 050

TALON TEKFIT                         76374374               IC 024; US 037, 039,
                                                            040, 042, 050
                                                            IC 026; US 042, 050